Exhibit 2(ii)E

BY-LAWS OF ENVIRONMENTAL SATELLITE CORPORATION

ARTICLE I OFFICES

   SECTION 1.REGISTERED OFFICE. The registered office shall be established and maintained at the office or the United States Corporation Company in the City of Dover, in the County of Kent, in the State of Delaware, and said Corporation shall be the registered agent of this Corporation in charge thereof.

   SECTION 2.OTHER OFFICES. The Corporation may have other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, appoint or the business of the Corporation may require.

ARTICLE II MEETINGS OF STOCKHOLDERS

   SECTION 1.ANNUAL  MEETINGS.      Annual  meetings   of stockholders for the
election of Directors and for such other business, as may be stated in the notice of the meeting, shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting. In the event the Board of Directors fails to so determine the time, date, and place of meeting, the annual meeting of stockholders shall be held at the registered office of the Corporation in Delaware on the first Tuesday in February following the close of the Company's most recent fiscal year.

   If the date of the annual meeting shall fall upon a legal holiday, the
meeting shall be held on the next succeeding business day.   At each annual
meeting, the stockholders entitled to vote shall elect a Board of Directors, and they may transact such other corporate business as shall be stated in the notice of the meeting.

   SECTION 2.OTHER MEETINGS. Meetings of stockholders for any purpose other than the election of Directors may be held at such time and place , within or without the State of Delaware, as shall be stated in the notice of the meeting.

   SECTION 3.VOTING. Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-laws shall be entitled to one (1) vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but no proxy shall be voted after three (3) years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for Directors and the vote upon any question before the meeting shall be by ballot.
 All elections for Directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

   A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each and the number of shares held by each shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

   SECTION 4.QUORUM. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting, from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present. At any such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed, but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

   SECTION 5.SPECIAL MEETINGS.   Special meetings of the stockholders for any
purpose or purposes may be called by the President or Secretary or by resolution of the Directors.

    SECTION 6.NOTICE OF MEETINGS. Written notice stating the place, date, and time of the meeting and the general nature of the business to be considered shall re given to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation riot less than ten (10) nor more than fifty (50) days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

   SECTION 7.ACTION WITHOUT  MEETING.    Unless  otherwise provided by the
Certificate of Incorporation , any action required to be taken at any annual or special meeting of stockholders or any action which may be taken at any annual or special meeting may be taken without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE III DIRECTORS

    SECTION 1.NUMBER AND TERM. The number of Directors shall be seven (7). The Directors shall be elected at the annual meeting of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall qualify. Directors need not be stockholders.

   SECTION 2.RESIGNATIONS.    Any Director,  member  of  a committee, or other
Officer may resign at any time.   Such resignation shall be made in writing and
shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

   SECTION 3.VACANCIES.   If the office of any Director, member of a committee,
or other Officer becomes vacant, the remaining Directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy who shall hold office for the unexpired term and until his successor shall be duly chosen.

   SECTION 4.REMOVAL.   Any Director or Directors may be removed, either for or
without cause, at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote at a special meeting of the stockholders called for the purpose, and the vacancies thus created may be filled at the meeting held for the purpose of removal by the affirmative vote of a majority in interest of the stockholders entitled to vote.

   SECTION 5.INCREASE OF NUMBER. The number of Directors may be increased by amendment of these By-Laws by the affirmative vote of a majority of the Directors , though less than a quorum, or by the affirmative vote of a majority in interest of the stockholders at the annual meeting or at a special meeting called for that purpose, and by like vote, the additional Directors may be chosen at such meeting to hold office until the next annual election and until their successors are elected and qualify.

   SECTION 6.POWERS. The Board of Directors shall exercise all of the powers of the Corporation except such as are by law or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

   SECTION 7.COMMITTEES.   The Board of Directors may, by resolution or
resolutions passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of two (2) or more of the Directors of the Corporation. The Board may designate one (1) or more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

   Any such committee, to the extent provided in the resolution of the Board of Directors or in these By-Laws, shall have and may exercise all the power and authority of the Board of Directors in the management o~ the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation , recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the corporation, and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

   SECTION 8.MEETINGS. The newly elected Directors may hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders, or the time and place of such meeting may be fixed by consent in writing of all the Directors.

   Regular meetings of the Directors may be held without notice at such places and times as shall be determined, from time to time, by resolution of the Directors.

   Special meetings of the Board may be called by the President or by the Secretary on the written request of any two (2) Directors on at least two (2) days' notice to each Director and shall be held at such place or places as may be determined by the Directors, or as shall be stated in the call of the meeting.

   SECTION 9.QUORUM. A majority of the Directors shall constitute a quorum for the transaction of business. If, at any meeting of the Board, there shall be less than a quorum present, a majority of those present may adjourn the meeting, from time to time, until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

   SECTION 10.COMPENSATION. Directors shall not receive any stated salary for their services as Directors or as members of committees, but by resolution of the Board, a fixed fee and expenses of attendance may be allowed for attendance
at each meeting.   Nothing herein contained shall be construed to preclude any
Director from serving the Corporation in any other capacity as an Officer , agent , or otherwise , and receiving compensation therefor.

   SECTION 11.ACTION WITHOUT MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if, prior to such action, a written consent thereto is signed by all members of the Board, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

ARTICLE IV OFFICERS

   SECTION 1.OFFICERS. The Officers of the Corporation shall be a President, a Treasurer, and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one (1) or more Vice Presidents, and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the Officers of the Corporation need be Directors. The Officers shall be elected at the first meeting of the
Board of Directors after each annual meeting .   More than two (2) offices may
be held by the same person.

SECTION 2.OTHER OFFICERS AND AGENTS.    The Board of Directors may appoint such
other Officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined, from time to time , by the Board of Directors.

   SECTION 3.CHAIRMAN.    The  Chairman  of  the  Board  of Directors, if one
be elected, shall preside at all meetings of the Board of Directors, and he shall have and perform such other duties as, from time to time, may be assigned to him by the Board of Directors.

   SECTION 4.PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall have the general powers and duties of supervision and management usually vested in the office of President of a corporation. He shall preside at all meetings of the stockholders if present thereat, and in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors , and shall have general supervision, direction, and control of the business of the Corporation, Except as the Board of Directors shall authorize the execution thereof in some other manner he shall execute bonds, mortgages, and other contracts on behalf of the Corporation and shall cause the seal to be affixed to any instrument requiring it, and when so affixed, the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

   SECTION 5.VICE PRESIDENT. Each Vice President shall have such powers and shall perform such duties as shall be assigned to him by the Directors.

   SECTION G.TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the Corporation. He shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors.

   The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such
disbursements.   He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of
the Corporation .   If required  by  the  Board  of  Directors,  he  shall
give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board shall prescribe.

SECTION 7.SECRETARY. The Secretary shail give, or cause to be given, notice of all meetings of stockholders and Directors and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect to do so, any such notice may be given by any person thereunto directed by the President or by the Directors or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the Corporation and of the Directors in a book to be kept for that purpose and shall perform such other duties as may be
assigned to him by the Directors or the President.   He shall have the custody
of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Directors or the President, and attest the same.

   SECTION 8.ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. Assistant Treasurers and Assistant Secretaries, if any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the Directors.

  ARTICLE V MISCELLANEOUS

   SECTION 1.CERTIFICATES OF STOCK. A certificate of stock, signed by the Chairman or Vice Chairman of the Board of Directors, if they be elected, President or Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the Corporation. When such certificates are countersigned (1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, the signatures of such Officers may be facsimiles.

   SECTION 2.LOST CERTIFICATES. A new certificate of stock may .be issued in the place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, and the Directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a tend, in such sum as they may direct, not exceeding double the value of the stock, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate or the issuance of any such new certificate.

   SECTION 3.TRANSFER OF SHARES. The shares of stock of the Corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer, the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock and transfer books and ledgers, or to such other person as the Directors may designate, by whom they shall be cancelled, and new certificates shall thereupon be issued. A record shall be made of each transfer, and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

   SECTION 4.STOCKHOLDERS RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

   SECTION 5.DIVIDENDS.   Subject to the provisions of the Certificate of
Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the Corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the Corporation available for dividends, such sum or sums as the Directors, from time to time, in their discretlion, deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the Directors shall deem conducive to the interests of the Corporation.

   SECTION 6.SEAL. The corporate seal shall be circular in form and shall contain the name of the Corporation, the year of its creation, and the words "CORPORATE SEAL DELAWARE" Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

   SECTION 7.FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

   SECTION 8.CHECKS. All checks, drafts, or other orders for the payment of money , notes , or other evidences or indebtedness issued in the name of the Corporation shall be signed by such Officer or Officers, agent or agents of the Corporation and in such manner as shall be determined, from time to time, by resolution of the Board of Directors.

   SECTION 9;NOTICE AND WAIVER OF NOTICE.   Whenever any notice is required by
these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States Mail, postage prepaid , addressed to the person entitled thereto at his address as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by Statute.

   Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the Corporation, or these ByLaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VI AMENDMENTS

   These By-Laws may be altered or repealed, and By-Laws may be made at any annual meeting of the stock~iolders or at any special meeting thereof if notice of the proposed alteration or repeal or By-Law or By-Laws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors, if notice of the proposed alteration or repeal of By-Law or By-Laws to be made be contained in the notice of such special meeting.




Exhibit 2(ii)F

BY-LAW NO. 1 a by-law relating generally to the conduct of the affairs of Formulated Mouldings (Canada) Inc.(the "Corporation")

ARTICLE 1 INTERPRETATION

In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

"Act" means the Business Corporations Act, as from time to time amended and every statute that may be substituted therefore;

"Regulations" means the Regulations made under the Act from time to time amended and every regulation that may be substituted therefore; "Board" means the board of directors of the Corporation; all terms which are used in this or any other by-law of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to them in the Act or the Regulations; (v) words importing the singular number include the plural and vice versa; (vi) words importing the masculine gender include the feminine and neuter genders; and (vii) the word "person" includes individuals, bodies corporate, corporations, companies, partnerships, syndicates, trusts and unincorporated organizations.

ARTICLE 2 SEAL, REGISTERED OFFICE AND FINANCIAL YEAR

2.01 SEAL - The Corporation may but need not have a corporate seal. Any corporate seal adopted for the Corporation shall be such as the board of directors may from time to time approve by resolution.

2.02 REGISTERED OFFICE - The shareholders may from time to time by special resolution fix the municipality or geographic township in Ontario in which the Corporation's registered office is located. The directors may from time to time by resolution fix the location of the registered office within such municipality or geographic township.

2.03 FINANCIAL YEAR - The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.

ARTICLE 3 DIRECTORS

3.01 POWER OF DIRECTORS - Subject to any unanimous shareholder agreement, the directors shall manage or supervise the management of the business and affairs of the Corporation.

3.02 NUMBER AND QUORUM - The board of directors shall consist of the number of directors set out in the articles of the Corporation or, where a minimum and maximum number is provided for in the articles, such number of directors as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors. At any meeting of directors, of the authorized number of directors shall constitute a quorum for the transaction of business.

3.03 QUALIFICATION - Each director shall be eighteen (18) or more years of age and no person who is not an individual, who has the status of a bankrupt or who is of unsound mind and has been so found by a court in Canada or elsewhere shall be a director. A director need not be a shareholder.

3.04 RESIDENT CANADIANS - A majority of the directors shall be resident Canadians, but where the Corporation has only one or two directors, that director or one of the two directors, as the case may be, shall be a resident Canadian.

3.05 ELECTION AND TERM - The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or shareholders shall have otherwise determined in accordance with the Act. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.06 REMOVAL OF DIRECTORS - The shareholders may by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office before the expiration of his term of office, and may by a majority of votes cast at the meeting elect anv person in his stead for the remainder of his term.

3.07 VACANCIES - Vacancies among the directors shall be filled in compliance with the Act.

3.08 VACATION OF OFFICE - The office of a director shall ipso facto be vacated: (a) if he dies; (b) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (c) if he is found to be of unsound mind or a mentally incompetent person; or (d) subject to the provisions of the Act if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is sent to the Corporation or at the time specified in the notice, whichever is later.

3.09 COMMITTEE OF DIRECTORS - The directors may appoint from among their number a committee of directors and, subject to Section 127 of the Act, may delegate to such committee any of the powers of the directors. A majority of the directors of any such committee must be resident Canadians.

3.10 REMUNERATION OF DIRECTORS - The remuneration to be paid to the directors shall be such as the Board shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a member of the Board. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

3.11 DISCLOSURE OF INTEREST - Every director or officer of the Corporation who is a party to a material contract or a proposed material contract for the Corporation or who is the director or an officer of, or has a material interest in, any person who is party to a material contract, or a proposed material contract, with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act.

ARTICLE 4    MEETINGS OF DIRECTORS

4.01 NOTICE OF MEETING - Meetings of the Board shall be held from time to time at such place, at such time and on such day as the Chairman of the Board, if any, the President or any two directors may determine, and the Secretary shall call meetings when so directed or so authorized. Notice of every meeting so called shall be delivered or mailed or sent by telegram, telex, facsimile or other electronic means to each director not less than forty-eight (48) hours (excluding any part of a Saturday or a holiday as defined by the Interpretation Act of Canada for the time being in force) before the time when the meeting is to be held. No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

4.02 FIRST MEETING OF NEW BOARD - For the first meeting of the Board to be held immediately following the election of directors by the shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

4.03 PLACE OF MEETING - Meetings of the Board and of a committee of directors may be held at any place within or outside of Ontario and in any financial year of the Corporation a majority of the meetings of the board of directors of the Corporation are not required to be held at a place within Canada.

4.04 MEETINGS BY TELEPHONE - If all the directors present at or participating in a meeting consent, a meeting of the directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means shall be deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates.

4.05 VOTING - At all meetings of the Board, every question shall be decided by a majority of the votes cast. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote in addition to his original vote.

4.06 CHAIRMAN - The Chairman of the Board, if elected and present, and otherwise the President, shall be chairman of any meeting of the Board. If no such officer is present the directors present shall choose one of their members to be chairman.

4.07 TRANSACTION OF BUSINESS BY SIGNATURE - A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors is as valid as if it had been passed at a meeting of directors or a committee of directors.

ARTICLE 5    OFFICERS

5.01 APPOINTMENT - The Board shall annually or more often as may be necessary, appoint a President and a Secretary and, if deemed advisable, may annually or more often as may be necessary, appoint a Chairman of the Board, a Managing Director (who shall be a resident Canadian), one or more Vice-Presidents, a Treasurer and such other officers as the Board may determine including one or more assistants to any of the officers so appointed. None of the said officers, except the Chairman of the Board and the Managing Director, need be a director. Any two of the said offices may be held by the same person. If the same person holds the office of Secretary and Treasurer, he may, but need not, be known as the Secretary-Treasurer The Board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be determined by the Board.

5.02 REMUNERATION AND REMOVAL - The terms of employment and remuneration of all officers appointed by the Board (including the President) shall be determined, or the manner of determination thereof provided for, from time to time by resolution of the Board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the Board at any time, with or without cause.

5.03 CHAIRMAN OF THE BOARD - From time to time the Board may appoint a Chairman of the Board who shall be a director. If so appointed, the Chairman of the Board shall, if present, preside at all meetings of the Board and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the President, and he shall have such other powers and duties as the Board may prescribe. During the absence or disability of the Chairman of the Board, the President shall assume all his powers and duties.

5.04 MANAGING DIRECTOR - The Managing Director shall, if appointed, be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the Board in accordance with the provisions of Section 127 of the Act.

5.05 PRESIDENT - The President shall be the chief executive officer of the Corporation unless otherwise determined by resolution of the Board and shall have responsibility for the general management and direction of the business and affairs of the Corporation, subject to the authority of the Board. When no chairman of the Board is elected or during the absence or inability to act of the Chairman of the Board, the President shall, when present, preside at all meetings of shareholders, and if he is a director at all meetings of the Board.

5.06 VICE-PRESIDENT - During the absence or inability of the President, his duties may be performed and his powers may be exercised by the Vice-President, or if there are more than one, by the Vice-Presidents in order of seniority (as determined by the Board) save that no Vice-President shall preside at a meeting of the Board or at a meeting of shareholders who is not qualified to attend the meeting as a director or shareholder, as the case may be. A Vice-President shall also perform such duties and exercise such powers as the President may from time to time delegate to him or as the Board may prescribe.

5.07 GENERAL MANAGER - The General Manager, if one be appointed, shall have responsibility for the general management and direction, subject to the authority of the Board and the supervision of the President, of the Corporation's business and affairs and shall have the authority to appoint and remove any and all officers, employees and agents of the Corporation not elected or appointed directly by the Board and to settle the terms of their employment and remuneration.

5.08 SECRETARY - The Secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees. He shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose, minutes of all proceedings at such meetings. He shall be the custodian of all books, papers, records, documents and other instruments belonging to the Corporation and shall prepare and maintain all records (other than accounting records) referred to in Section 140 of the Act. He shall perform such other duties as may from time to time be prescribed by the Board.

5.09 TREASURER - The Treasurer shall ensure that adequate accounting records are prepared and maintained and shall keep, or cause to be kept, full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation and, subject to the direction of the Board, shall control the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation. He shall provide to the Board whenever required of him an account of all his transactions as Treasurer and of the financial position of the Corporation and he shall perform such other duties as may from time to time be prescribed by the Board.

5.10 OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the Board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

5.11 VACANCIES - If the office of the Chairman of the Board, Managing Director, President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or any one of such offices, or any other office shall be or become vacant by reason of death, resignation, disqualification or otherwise the directors by resolution shall in the case of the President or Secretary and may in the case of any other office appoint a person to fill such vacancy.

ARTICLE 6  PROTECTION OF DIRECTORS AND OFFICERS

6.01 LIMITATION OF LIABILITY - Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation of for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be invested or for any loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited or for any loss occasioned by any error of judgement or oversight on his part or for any other loss, damage or misfortune which may happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and Regulations or from liability for any breach thereof.

6.02 INDEMNITIES TO DIRECTORS AND OFFICERS - Subject to Section 136 of the Act, every director and officer of the Corporation and his heirs, executors, administrators and other legal personal representatives, shall from time to time be indemnified and saved harmless by the Corporation from and against, any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation.

6.03 SUBMISSION OF CONTRACTS TO SHAREHOLDERS FOR APPROVAL - The Board in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders (or at any special meeting of the shareholders) called for the purpose of considering the same and, subject to the provisions of Section 132 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

ARTICLE 7    MEETINGS OF SHAREHOLDERS

7.01 ANNUAL MEETING - Subject to the provisions of Section 94 of the Act, the annual meeting of shareholders shall be held on such day in each year and at such time and place in or outside Ontario as the directors may determine for the purpose of hearing and receiving the reports and statements required by the Act to be read and laid before the shareholders at any annual meeting, electing directors, appointing, if necessary, an auditor and fixing or authorizing the board of directors to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

7.02 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Managing Director, the President or a Vice-President who is a director shall have the power at any time to call a special meeting of the shareholders of the Corporation to be held at any time and place in or outside Ontario. The phrase "meeting of shareholders " wherever it occurs in this by-law shall mean and include an annual meeting of shareholders, a special meeting of shareholders and any meeting of any class or classes of shareholders.

7.03 NOTICE - Notice of the time and place of each meeting of shareholders shall be given not less than ten (10) days or if the Corporation is an offering corporation not less than twenty-one (21) days but in either case not more than fifty (50 ) days before the day on which the meeting is to be held, to the auditor, if any, the directors and to each shareholder entitled to vote at the meeting. Notice of a special meeting of shareholders shall state the nature of the business to be transacted in sufficient detail to permit the shareholders to form a reasoned judgement thereon together with the text of any special resolution or by-law to be submitted to the meeting.. A meeting of shareholders may be held at any time without notice if all the shareholders entitled to vote thereat are present or represented by proxy and do not object to the holding of the meeting or those not so present or represented by proxy have waived notice, if all the directors are present or have waived notice of or otherwise consent to the meeting and if the auditor, if any, is present or has waived notice of or otherwise consents to the meeting.

7.04 OMISSION OF NOTICE - The accidental omission to give notice of any meeting or the non-receipt of any notice by any shareholder or shareholders or by the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

7.05 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors of the Corporation, the auditor, if any, of the Corporation and others who although not entitled to vote are entitled or required under the provisions of the Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

7.06 QUORUM - A quorum at any meeting of shareholders (unless a greater number of persons are required to be present or a greater number of shares are required to be represented by the Act or by the articles or any other by-law) shall be persons present not being less than two in number and holding or representing not less than twenty percent (20~0) of the total number of the issued shares of the Corporation for the time being enjoying voting rights at such meeting. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the opening of a meeting of shareholders, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 7.14 with regard to notice shall apply to such adjournment. Notwithstanding the foregoing, if the Corporation has only one shareholder or only one holder of any class of shares or series of shares entitled to be present at a meeting of shareholders, that shareholder present in person or by proxy shall constitute a meeting.

7.07 RIGHT TO VOTE - At each meeting of shareholders every shareholder shall be entitled to vote who is entered on the books of the Corporation as a holder of one (1) or more shares carrying the right to vote at such meeting or where a record date has been fixed, satisfactory evidence is produced not rater than ten (10) days before the meeting that such person owns shares in the Corporation and demands that his name be included on the list of shareholders entitled to vote at the meeting; save that, if the share or shares in question have been mortgaged or hypothecated, the person who mortgaged or hypothecated such share or shares (or his proxy) may nevertheless represent the shares at the meetings and vote in respect thereof unless in the instrument creating the mortgage or hypothecation he has expressly empowered the holder of such mortgage or hypothecation to vote thereon, in which case such holder (or his proxy) may attend meetings to vote in respect of such shares upon filing with the secretary of the meeting sufficient proof of the terms of such instrument.

7.08 REPRESENTATIVES - An executor, administrator, committee of a mentally incompetent person, guardian or trustee and where a corporation is such executor, administrator, committee of a mentally incompetent person, guardian or trustee, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

7.09 PROXIES - Votes at meetings of shareholders may be given either personally or by proxy or, in the case of a shareholder who is a body corporate or association, by an individual authorized by a resolution of the directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. At every meeting at which he is entitled to vote, every shareholder and/or person appointed by proxy and/or individual so authorized to represent a shareholder who is present in person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every shareholder present in person or represented by proxy or by an individual so authorized shall (subject to the provisions, if any, of the articles of the Corporation) have one vote for every share held by him.

          A proxy shall be executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or any adjournment thereof. A person appointed by proxy need not be a shareholder. Subject to the Regulations, a proxy may be in the following form:

The undersigned shareholder of [name of corporation] hereby appoints         of
             , or failing him,              of
          as the nominee of the undersigned to attend and act for the
undersigned and on behalf of the undersigned at the                  meeting of
the shareholders of the said Corporation to be held on the      day of
     , 19    and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or such adjournment or adjournments thereof.

DATED this    day of          , 19

                                                           Signature of
Shareholder.

The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex, or facsimile or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex, or facsimile or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic or cable or telex, or facsimile or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

7.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The Chairman of the Board, if such an officer has been elected and is present, otherwise the President shall be chairman of any meeting of shareholders. If no such officer is present within fifteen minutes from the time fixed for holding the meeting, then the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent the Chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairman with the consent of the meeting.

7.11 VOTES TO GOVERN - At all meetings of shareholders every question shall be determined by a majority of the votes cast on the question, unless otherwise required by the articles or by-laws or by the Act. In the case of an equality of votes at any meeting of shareholders, either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

7.12 SHOW OF HANDS - Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a poll thereon is required or demanded. Upon a show of hands, every shareholder present in person or represented by proxy and entitled' to vote shall have one vote. Whenever the vote by show of hands shall have been taken upon a question, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceedings in respect of the question.

7.13 POLLS - If a poll is required by the chairman of the meeting, or is demanded by any shareholder who is present in person or represented by proxy and entitled to vote on the question (whether the poll is required or demanded either before or after a vote has been taken upon the question by a show of hands), and such requirement or demand is not withdrawn, a poll upon the question shall be taken by ballot or in such other manner as the chairman of the meeting may direct. Upon a poll, each shareholder who is present or represented by proxy shall (subject to the provisions, if any, of the articles of the Corporation) be entitled to one vote for each share in respect of which he is entitled to vote on the question. A demand for a poll may be withdrawn.

7.14 ADJOURNMENT - The Chairman at a meeting of the shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time to a fixed time and place. If a meeting of shareholders is adjourned for less than thirty (30) days no notice of the adjourned meeting need be given to the shareholders. Subject to the Act, if a meeting of shareholders is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

7.15 RESOLUTION IN WRITING - Subject to the provisions of the Act, a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose.

ARTICLE 8     SHARES AND TR4NSFERS

8.01 ALLOTMENT AND ISSUE - Subject to the provisions of Section 23 of the Act, shares in the capital of the Corporation may be allotted and issued by resolution of the Board at such times and on such terms and conditions and to such persons or class of persons as the Board determines.

8.02 CERTIFICATES - Share certificates and the form of stock transfer power on the reverse side thereof shall (subject to Section 56 of the Act) be in such form as the Board may by resolution approve and such certificates shall be signed by the Chairman of the Board or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing.

The signature of the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the President or the Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they had been signed manually. While the Corporation has appointed a trustee, registrar, transfer agent, branch transfer agent or other authenticating agent for the shares (or for the shares of any class or classes) of the Corporation the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (Or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation and when countersigned by or on behalf of a trustee, registrar. transfer agent, branch transfer agent or other authenticating agent such certificates so signed shall be as valid to all intents and purposes as if they had been signed manually. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.

8.03 PAYMENT OF COMMISSIONS - The Board may authorize the Corporation to pay reasonable commissions to persons in consideration of their purchasing or agreeing to purchase shares of the Corporation, or procuring or agreeing to procure purchasers for such shares.

8.04 TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any.

8.05 SECURITIES REGISTERS - A securities register and the register of transfers of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in Ontario as may from time to time be designated by resolution of the Board and a branch securities register or registers of transfers may be kept at such office or offices of the Corporation or other place or places, either in or outside Ontario, as may from time to time be designated by resolution of the Board.

8.06 SURRENDER OF CERTIFICATES - No transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

8.07 LIEN FOR INDEBTEDNESS - The Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer ofsuch share.

8.08 NON-RECOGNITION OF TRUSTS - The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any share or to recognize any such claim to or interest in such share on the part of any person other than the registered holder thereof.

8.09 LOST CERTIFICATES - The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate that has been lost, apparently destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.10 JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.11 DECEASED SHAREHOLDERS - In the event of the death of a holder of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent. Where shares are issued to joint holders, upon satisfactory proof of death of one joint holder, the Corporation may treat the surviving joint holder or holders as the issuer of the shares.

ARTICLE 9     VOTING SHARES IN OTHER COMPANIES

9.01 All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and ail meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the Board shall from time to time determine. The proper signing officers of the Corporation may also from time to time executive and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the Board.


ARTICLE 10    INFORMATION AVAILABLE TO SHAREHOLDERS

10.01 DISCOVERY OF INFORMATION - Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details of conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

10.02 INSPECTION OF RECORDS - The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the Board or by a resolution of the shareholders.

ARTICLE 11     DIVIDENDS

11.01 DECLARATION - Subject to the Act and articles of the Corporation, the Board may from time to time by resolution declare dividends payable on the issued and outstanding shares of the Corporation.

11.02 PAYMENT - A dividend payable in cash shall be paid by check drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared, and delivered or mailed by ordinary mail postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such check is not paid on presentation.

ARTICLE 12      NOTICES

12.01 SERVICE - Any notice or other document required by the Act, the Regulations, the articles or the by-laws of the Corporation to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by telegram or cable or telex, or facsimile to any such shareholder or director at his latest address as shown in the records of the Corporation or its transfer agent, whichever is the more current, and to the auditor at his business address; provided always that notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

12.02 SHARES REGISTERED IN SEVERAL NAMES - All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice to all the holders of such shares.

12.03 ENTITLEMENT BY OPERATION OF LAW - Subject to Section 67 of the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which previous to his name and address being entered on the books of the Corporation shall be duly given to the person or persons from whom he derives his title to such share or shares.

12.04 NOTICE TO DECEASED SHAREHOLDERS - Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

12.05 SIGNATURE TO NOTICES - The signature of any director or officer of the Cotporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

12.06 COMPUTATION OF TIME - Where a given number of days' notice or notice extending over a period is required to be given under any provisions of the articles or by-laws of the Corporation the day of service or posting of the notice or document shall unless it is otherwise provided be counted in such number of days or other period.

12.07 PROOF OF SERVICE - With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in this by-law and put into a Post Office or into a public letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

ARTICLE 13      CUSTODY OF SECURITIES

13.01 SAFEKEEPING - All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the Board, with such other depositories or in such other manner as may be determined from time to time by the Board.

13.02 NOMINEES - All share certificates, bonds, debentures, notes or other obligations or securities belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

ARTICLE 14     EXECUTION OF INSTRUMENTS

14.01 CHEQUES, DRAFTS AND NOTES - All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or persons, whether or not officers of the Corporation, and in such manner as the Board may from time to time designate by resolution.

14.02 CONTRACTS, DOCUMENTS OR OTHER INSTRUMENTS - Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by (a) the Chairman of the Board, if any, or the President or a Vice-President and the Secretary or the Treasurer or (b) any two directors and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board shall have power from time to time by resolution to appoint any officer or officers or any person or persons on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

In particular, without limiting the generality of the foregoing, the officer or officers or the person or persons hereinbefore set out shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities .

The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecates, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

14.03 SEALING OF CONTRACTS - The seal (if any) of the Corporation may when required be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution by the Board.

Enacted the 13th day of May 1997

/s/ Donald Froats, Pres.
/s/ Blaine Froats, Secy.

BY-LAW NO. 2

A by-law respecting the borrowing of money by the Corporation.

1. In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the Corporation may without authorization of the shareholders,

a) borrow money upon the credit of the Corporation;
b) issue, reissue, sell or pledge debt obligations of the Corporation; and
c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The words "debt obligation" as used in this paragraph mean a bond, debenture, note or other similar obligation or guarantee of such an obligation of the Corporation, whether secured or unsecured.

2. The directors may from time to time by resolution delegate the powers conferred on them by paragraph 1 of this by-law to a director, a committee of directors or an officer of the Corporation.

3. The powers hereby conferred shall be deemed to be in supplement of and not in substitution for any powers to borrow money for the purposes of the Corporation possessed by its directors or officers independently of a borrowing by-law.

Enacted the 13th day of May 1997

/s/ Donald Froats, Pres.
/s/ Blaine Froats, Secy.



Exhibit 2(ii)G

  BY-LAW NO. 1 a by-law relating generally to the conduct of the affairs of Environmental Fuel Technology Inc. (the "Corporation")

ARTICLE 1 INTERPRETATION

In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

"Act" means the Business Corporations Act, as from time to time amended and every statute that may be substituted therefore;

"Regulations" means the Regulations made under the Act from time to time amended and every regulation that may be substituted therefore; "Board" means the board of directors of the Corporation; all terms which are used in this or any other by-law of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to them in the Act or the Regulations; (v) words importing the singular number include the plural and vice versa; (vi) words importing the masculine gender include the feminine and neuter genders; and (vii) the word "person" includes individuals, bodies corporate, corporations, companies, partnerships, syndicates, trusts and unincorporated organizations.

ARTICLE 2 SEAL, REGISTERED OFFICE AND FINANCIAL YEAR

2.01 SEAL - The Corporation may but need not have a corporate seal. Any corporate seal adopted for the Corporation shall be such as the board of directors may from time to time approve by resolution.

2.02 REGISTERED OFFICE - The shareholders may from time to time by special resolution fix the municipality or geographic township in Ontario in which the Corporation's registered office is located. The directors may from time to time by resolution fix the location of the registered office within such municipality or geographic township.

2.03 FINANCIAL YEAR - The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.

ARTICLE 3 DIRECTORS

3.01 POWER OF DIRECTORS - Subject to any unanimous shareholder agreement, the directors shall manage or supervise the management of the business and affairs of the Corporation.

3.02 NUMBER AND QUORUM - The board of directors shall consist of the number of directors set out in the articles of the Corporation or, where a minimum and maximum number is provided for in the articles, such number of directors as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors. At any meeting of directors, of the authorized number of directors shall constitute a quorum for the transaction of business.

3.03 QUALIFICATION - Each director shall be eighteen (18) or more years of age and no person who is not an individual, who has the status of a bankrupt or who is of unsound mind and has been so found by a court in Canada or elsewhere shall be a director. A director need not be a shareholder.

3.04 RESIDENT CANADIANS - A majority of the directors shall be resident Canadians, but where the Corporation has only one or two directors, that director or one of the two directors, as the case may be, shall be a resident Canadian.

3.05 ELECTION AND TERM - The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or shareholders shall have otherwise determined in accordance with the Act. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.06 REMOVAL OF DIRECTORS - The shareholders may by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office before the expiration of his term of office, and may by a majority of votes cast at the meeting elect anv person in his stead for the remainder of his term.

3.07 VACANCIES - Vacancies among the directors shall be filled in compliance with the Act.

3.08 VACATION OF OFFICE - The office of a director shall ipso facto be vacated: (a) if he dies; (b) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (c) if he is found to be of unsound mind or a mentally incompetent person; or (d) subject to the provisions of the Act if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is sent to the Corporation or at the time specified in the notice, whichever is later.

3.09 COMMITTEE OF DIRECTORS - The directors may appoint from among their number a committee of directors and, subject to Section 127 of the Act, may delegate to such committee any of the powers of the directors. A majority of the directors of any such committee must be resident Canadians.

3.10 REMUNERATION OF DIRECTORS - The remuneration to be paid to the directors shall be such as the Board shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a member of the Board. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

3.11 DISCLOSURE OF INTEREST - Every director or officer of the Corporation who is a party to a material contract or a proposed material contract for the Corporation or who is the director or an officer of, or has a material interest in, any person who is party to a material contract, or a proposed material contract, with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act.

ARTICLE 4    MEETINGS OF DIRECTORS

4.01 NOTICE OF MEETING - Meetings of the Board shall be held from time to time at such place, at such time and on such day as the Chairman of the Board, if any, the President or any two directors may determine, and the Secretary shall call meetings when so directed or so authorized. Notice of every meeting so called shall be delivered or mailed or sent by telegram, telex, facsimile or other electronic means to each director not less than forty-eight (48) hours (excluding any part of a Saturday or a holiday as defined by the Interpretation Act of Canada for the time being in force) before the time when the meeting is to be held. No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

4.02 FIRST MEETING OF NEW BOARD - For the first meeting of the Board to be held immediately following the election of directors by the shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

4.03 PLACE OF MEETING - Meetings of the Board and of a committee of directors may be held at any place within or outside of Ontario and in any financial year of the Corporation a majority of the meetings of the board of directors of the Corporation are not required to be held at a place within Canada.

4.04 MEETINGS BY TELEPHONE - If all the directors present at or participating in a meeting consent, a meeting of the directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means shall be deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates.

4.05 VOTING - At all meetings of the Board, every question shall be decided by a majority of the votes cast. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote in addition to his original vote.

4.06 CHAIRMAN - The Chairman of the Board, if elected and present, and otherwise the President, shall be chairman of any meeting of the Board. If no such officer is present the directors present shall choose one of their members to be chairman.

4.07 TRANSACTION OF BUSINESS BY SIGNATURE - A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors is as valid as if it had been passed at a meeting of directors or a committee of directors.

ARTICLE 5    OFFICERS

5.01 APPOINTMENT - The Board shall annually or more often as may be necessary, appoint a President and a Secretary and, if deemed advisable, may annually or more often as may be necessary, appoint a Chairman of the Board, a Managing Director (who shall be a resident Canadian), one or more Vice-Presidents, a Treasurer and such other officers as the Board may determine including one or more assistants to any of the officers so appointed. None of the said officers, except the Chairman of the Board and the Managing Director, need be a director. Any two of the said offices may be held by the same person. If the same person holds the office of Secretary and Treasurer, he may, but need not, be known as the Secretary-Treasurer The Board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be determined by the Board.

5.02 REMUNERATION AND REMOVAL - The terms of employment and remuneration of all officers appointed by the Board (including the President) shall be determined, or the manner of determination thereof provided for, from time to time by resolution of the Board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the Board at any time, with or without cause.

5.03 CHAIRMAN OF THE BOARD - From time to time the Board may appoint a Chairman of the Board who shall be a director. If so appointed, the Chairman of the Board shall, if present, preside at all meetings of the Board and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the President, and he shall have such other powers and duties as the Board may prescribe. During the absence or disability of the Chairman of the Board, the President shall assume all his powers and duties.

5.04 MANAGING DIRECTOR - The Managing Director shall, if appointed, be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the Board in accordance with the provisions of Section 127 of the Act.

5.05 PRESIDENT - The President shall be the chief executive officer of the Corporation unless otherwise determined by resolution of the Board and shall have responsibility for the general management and direction of the business and affairs of the Corporation, subject to the authority of the Board. When no chairman of the Board is elected or during the absence or inability to act of the Chairman of the Board, the President shall, when present, preside at all meetings of shareholders, and if he is a director at all meetings of the Board.

5.06 VICE-PRESIDENT - During the absence or inability of the President, his duties may be performed and his powers may be exercised by the Vice-President, or if there are more than one, by the Vice-Presidents in order of seniority (as determined by the Board) save that no Vice-President shall preside at a meeting of the Board or at a meeting of shareholders who is not qualified to attend the meeting as a director or shareholder, as the case may be. A Vice-President shall also perform such duties and exercise such powers as the President may from time to time delegate to him or as the Board may prescribe.

5.07 GENERAL MANAGER - The General Manager, if one be appointed, shall have responsibility for the general management and direction, subject to the authority of the Board and the supervision of the President, of the Corporation's business and affairs and shall have the authority to appoint and remove any and all officers, employees and agents of the Corporation not elected or appointed directly by the Board and to settle the terms of their employment and remuneration.

5.08 SECRETARY - The Secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees. He shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose, minutes of all proceedings at such meetings. He shall be the custodian of all books, papers, records, documents and other instruments belonging to the Corporation and shall prepare and maintain all records (other than accounting records) referred to in Section 140 of the Act. He shall perform such other duties as may from time to time be prescribed by the Board.

5.09 TREASURER - The Treasurer shall ensure that adequate accounting records are prepared and maintained and shall keep, or cause to be kept, full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation and, subject to the direction of the Board, shall control the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation. He shall provide to the Board whenever required of him an account of all his transactions as Treasurer and of the financial position of the Corporation and he shall perform such other duties as may from time to time be prescribed by the Board.

5.10 OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the Board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

5.11 VACANCIES - If the office of the Chairman of the Board, Managing Director, President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or any one of such offices, or any other office shall be or become vacant by reason of death, resignation, disqualification or otherwise the directors by resolution shall in the case of the President or Secretary and may in the case of any other office appoint a person to fill such vacancy.

ARTICLE 6  PROTECTION OF DIRECTORS AND OFFICERS

6.01 LIMITATION OF LIABILITY - Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation of for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be invested or for any loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited or for any loss occasioned by any error of judgement or oversight on his part or for any other loss, damage or misfortune which may happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and Regulations or from liability for any breach thereof.

6.02 INDEMNITIES TO DIRECTORS AND OFFICERS - Subject to Section 136 of the Act, every director and officer of the Corporation and his heirs, executors, administrators and other legal personal representatives, shall from time to time be indemnified and saved harmless by the Corporation from and against, any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation.

6.03 SUBMISSION OF CONTRACTS TO SHAREHOLDERS FOR APPROVAL - The Board in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders (or at any special meeting of the shareholders) called for the purpose of considering the same and, subject to the provisions of Section 132 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

ARTICLE 7    MEETINGS OF SHAREHOLDERS

7.01 ANNUAL MEETING - Subject to the provisions of Section 94 of the Act, the annual meeting of shareholders shall be held on such day in each year and at such time and place in or outside Ontario as the directors may determine for the purpose of hearing and receiving the reports and statements required by the Act to be read and laid before the shareholders at any annual meeting, electing directors, appointing, if necessary, an auditor and fixing or authorizing the board of directors to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

7.02 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Managing Director, the President or a Vice-President who is a director shall have the power at any time to call a special meeting of the shareholders of the Corporation to be held at any time and place in or outside Ontario. The phrase "meeting of shareholders " wherever it occurs in this by-law shall mean and include an annual meeting of shareholders, a special meeting of shareholders and any meeting of any class or classes of shareholders.

7.03 NOTICE - Notice of the time and place of each meeting of shareholders shall be given not less than ten (10) days or if the Corporation is an offering corporation not less than twenty-one (21) days but in either case not more than fifty (50 ) days before the day on which the meeting is to be held, to the auditor, if any, the directors and to each shareholder entitled to vote at the meeting. Notice of a special meeting of shareholders shall state the nature of the business to be transacted in sufficient detail to permit the shareholders to form a reasoned judgement thereon together with the text of any special resolution or by-law to be submitted to the meeting.. A meeting of shareholders may be held at any time without notice if all the shareholders entitled to vote thereat are present or represented by proxy and do not object to the holding of the meeting or those not so present or represented by proxy have waived notice, if all the directors are present or have waived notice of or otherwise consent to the meeting and if the auditor, if any, is present or has waived notice of or otherwise consents to the meeting.

7.04 OMISSION OF NOTICE - The accidental omission to give notice of any meeting or the non-receipt of any notice by any shareholder or shareholders or by the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

7.05 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors of the Corporation, the auditor, if any, of the Corporation and others who although not entitled to vote are entitled or required under the provisions of the Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

7.06 QUORUM - A quorum at any meeting of shareholders (unless a greater number of persons are required to be present or a greater number of shares are required to be represented by the Act or by the articles or any other by-law) shall be persons present not being less than two in number and holding or representing not less than twenty percent (20~0) of the total number of the issued shares of the Corporation for the time being enjoying voting rights at such meeting. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the opening of a meeting of shareholders, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 7.14 with regard to notice shall apply to such adjournment. Notwithstanding the foregoing, if the Corporation has only one shareholder or only one holder of any class of shares or series of shares entitled to be present at a meeting of shareholders, that shareholder present in person or by proxy shall constitute a meeting.

7.07 RIGHT TO VOTE - At each meeting of shareholders every shareholder shall be entitled to vote who is entered on the books of the Corporation as a holder of one (1) or more shares carrying the right to vote at such meeting or where a record date has been fixed, satisfactory evidence is produced not rater than ten (10) days before the meeting that such person owns shares in the Corporation and demands that his name be included on the list of shareholders entitled to vote at the meeting; save that, if the share or shares in question have been mortgaged or hypothecated, the person who mortgaged or hypothecated such share or shares (or his proxy) may nevertheless represent the shares at the meetings and vote in respect thereof unless in the instrument creating the mortgage or hypothecation he has expressly empowered the holder of such mortgage or hypothecation to vote thereon, in which case such holder (or his proxy) may attend meetings to vote in respect of such shares upon filing with the secretary of the meeting sufficient proof of the terms of such instrument.

7.08 REPRESENTATIVES - An executor, administrator, committee of a mentally incompetent person, guardian or trustee and where a corporation is such executor, administrator, committee of a mentally incompetent person, guardian or trustee, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

7.09 PROXIES - Votes at meetings of shareholders may be given either personally or by proxy or, in the case of a shareholder who is a body corporate or association, by an individual authorized by a resolution of the directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. At every meeting at which he is entitled to vote, every shareholder and/or person appointed by proxy and/or individual so authorized to represent a shareholder who is present in person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every shareholder present in person or represented by proxy or by an individual so authorized shall (subject to the provisions, if any, of the articles of the Corporation) have one vote for every share held by him.

          A proxy shall be executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or any adjournment thereof. A person appointed by proxy need not be a shareholder. Subject to the Regulations, a proxy may be in the following form:

The undersigned shareholder of [name of corporation] hereby appoints         of
             , or failing him,              of
          as the nominee of the undersigned to attend and act for the
undersigned and on behalf of the undersigned at the                  meeting of
the shareholders of the said Corporation to be held on the      day of
     , 19    and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or such adjournment or adjournments thereof.

DATED this    day of          , 19

                                                           Signature of
Shareholder.

The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex, or facsimile or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex, or facsimile or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic or cable or telex, or facsimile or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

7.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The Chairman of the Board, if such an officer has been elected and is present, otherwise the President shall be chairman of any meeting of shareholders. If no such officer is present within fifteen minutes from the time fixed for holding the meeting, then the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent the Chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairman with the consent of the meeting.

7.11 VOTES TO GOVERN - At all meetings of shareholders every question shall be determined by a majority of the votes cast on the question, unless otherwise required by the articles or by-laws or by the Act. In the case of an equality of votes at any meeting of shareholders, either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

7.12 SHOW OF HANDS - Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a poll thereon is required or demanded. Upon a show of hands, every shareholder present in person or represented by proxy and entitled' to vote shall have one vote. Whenever the vote by show of hands shall have been taken upon a question, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceedings in respect of the question.

7.13 POLLS - If a poll is required by the chairman of the meeting, or is demanded by any shareholder who is present in person or represented by proxy and entitled to vote on the question (whether the poll is required or demanded either before or after a vote has been taken upon the question by a show of hands), and such requirement or demand is not withdrawn, a poll upon the question shall be taken by ballot or in such other manner as the chairman of the meeting may direct. Upon a poll, each shareholder who is present or represented by proxy shall (subject to the provisions, if any, of the articles of the Corporation) be entitled to one vote for each share in respect of which he is entitled to vote on the question. A demand for a poll may be withdrawn.

7.14 ADJOURNMENT - The Chairman at a meeting of the shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time to a fixed time and place. If a meeting of shareholders is adjourned for less than thirty (30) days no notice of the adjourned meeting need be given to the shareholders. Subject to the Act, if a meeting of shareholders is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

7.15 RESOLUTION IN WRITING - Subject to the provisions of the Act, a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose.

ARTICLE 8     SHARES AND TR4NSFERS

8.01 ALLOTMENT AND ISSUE - Subject to the provisions of Section 23 of the Act, shares in the capital of the Corporation may be allotted and issued by resolution of the Board at such times and on such terms and conditions and to such persons or class of persons as the Board determines.

8.02 CERTIFICATES - Share certificates and the form of stock transfer power on the reverse side thereof shall (subject to Section 56 of the Act) be in such form as the Board may by resolution approve and such certificates shall be signed by the Chairman of the Board or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing.

The signature of the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the President or the Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they had been signed manually. While the Corporation has appointed a trustee, registrar, transfer agent, branch transfer agent or other authenticating agent for the shares (or for the shares of any class or classes) of the Corporation the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (Or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation and when countersigned by or on behalf of a trustee, registrar. transfer agent, branch transfer agent or other authenticating agent such certificates so signed shall be as valid to all intents and purposes as if they had been signed manually. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.

8.03 PAYMENT OF COMMISSIONS - The Board may authorize the Corporation to pay reasonable commissions to persons in consideration of their purchasing or agreeing to purchase shares of the Corporation, or procuring or agreeing to procure purchasers for such shares.

8.04 TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any.

8.05 SECURITIES REGISTERS - A securities register and the register of transfers of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in Ontario as may from time to time be designated by resolution of the Board and a branch securities register or registers of transfers may be kept at such office or offices of the Corporation or other place or places, either in or outside Ontario, as may from time to time be designated by resolution of the Board.

8.06 SURRENDER OF CERTIFICATES - No transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

8.07 LIEN FOR INDEBTEDNESS - The Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer ofsuch share.

8.08 NON-RECOGNITION OF TRUSTS - The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any share or to recognize any such claim to or interest in such share on the part of any person other than the registered holder thereof.

8.09 LOST CERTIFICATES - The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate that has been lost, apparently destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.10 JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.11 DECEASED SHAREHOLDERS - In the event of the death of a holder of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent. Where shares are issued to joint holders, upon satisfactory proof of death of one joint holder, the Corporation may treat the surviving joint holder or holders as the issuer of the shares.

ARTICLE 9     VOTING SHARES IN OTHER COMPANIES

9.01 All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and ail meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the Board shall from time to time determine. The proper signing officers of the Corporation may also from time to time executive and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the Board.


ARTICLE 10    INFORMATION AVAILABLE TO SHAREHOLDERS

10.01 DISCOVERY OF INFORMATION - Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details of conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

10.02 INSPECTION OF RECORDS - The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the Board or by a resolution of the shareholders.

ARTICLE 11     DIVIDENDS

11.01 DECLARATION - Subject to the Act and articles of the Corporation, the Board may from time to time by resolution declare dividends payable on the issued and outstanding shares of the Corporation.

11.02 PAYMENT - A dividend payable in cash shall be paid by check drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared, and delivered or mailed by ordinary mail postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such check is not paid on presentation.

ARTICLE 12      NOTICES

12.01 SERVICE - Any notice or other document required by the Act, the Regulations, the articles or the by-laws of the Corporation to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by telegram or cable or telex, or facsimile to any such shareholder or director at his latest address as shown in the records of the Corporation or its transfer agent, whichever is the more current, and to the auditor at his business address; provided always that notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

12.02 SHARES REGISTERED IN SEVERAL NAMES - All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice to all the holders of such shares.

12.03 ENTITLEMENT BY OPERATION OF LAW - Subject to Section 67 of the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which previous to his name and address being entered on the books of the Corporation shall be duly given to the person or persons from whom he derives his title to such share or shares.

12.04 NOTICE TO DECEASED SHAREHOLDERS - Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

12.05 SIGNATURE TO NOTICES - The signature of any director or officer of the Cotporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

12.06 COMPUTATION OF TIME - Where a given number of days' notice or notice extending over a period is required to be given under any provisions of the articles or by-laws of the Corporation the day of service or posting of the notice or document shall unless it is otherwise provided be counted in such number of days or other period.

12.07 PROOF OF SERVICE - With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in this by-law and put into a Post Office or into a public letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

ARTICLE 13      CUSTODY OF SECURITIES

13.01 SAFEKEEPING - All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the Board, with such other depositories or in such other manner as may be determined from time to time by the Board.

13.02 NOMINEES - All share certificates, bonds, debentures, notes or other obligations or securities belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

ARTICLE 14     EXECUTION OF INSTRUMENTS

14.01 CHEQUES, DRAFTS AND NOTES - All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or persons, whether or not officers of the Corporation, and in such manner as the Board may from time to time designate by resolution.

14.02 CONTRACTS, DOCUMENTS OR OTHER INSTRUMENTS - Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by (a) the Chairman of the Board, if any, or the President or a Vice-President and the Secretary or the Treasurer or (b) any two directors and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board shall have power from time to time by resolution to appoint any officer or officers or any person or persons on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

In particular, without limiting the generality of the foregoing, the officer or officers or the person or persons hereinbefore set out shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities .

The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecates, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

14.03 SEALING OF CONTRACTS - The seal (if any) of the Corporation may when required be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution by the Board.

Enacted the 16th day of Nov. 1997

/s/ James Guest, Pres.
/s/ Blaine Froats, Secy.

BY-LAW NO. 2

A by-law respecting the borrowing of money by the Corporation.

1. In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the Corporation may without authorization of the shareholders,

a) borrow money upon the credit of the Corporation;
b) issue, reissue, sell or pledge debt obligations of the Corporation; and
c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The words "debt obligation" as used in this paragraph mean a bond, debenture, note or other similar obligation or guarantee of such an obligation of the Corporation, whether secured or unsecured.

2. The directors may from time to time by resolution delegate the powers conferred on them by paragraph 1 of this by-law to a director, a committee of directors or an officer of the Corporation.

3. The powers hereby conferred shall be deemed to be in supplement of and not in substitution for any powers to borrow money for the purposes of the Corporation possessed by its directors or officers independently of a borrowing by-law.

Enacted the 16th day of Nov. 1997

/s/ James Guest, Pres.
/s/ Blaine Froats, Secy.


Exhibit 2(ii)H

  BY-LAW NO. 1 a by-law relating generally to the conduct of the affairs of Environmental Shelter Corporation (the "Corporation")

ARTICLE 1 INTERPRETATION

In this by-law and all other by-laws of the Corporation, unless the context otherwise specifies or requires:

"Act" means the Business Corporations Act, as from time to time amended and every statute that may be substituted therefore;

"Regulations" means the Regulations made under the Act from time to time amended and every regulation that may be substituted therefore; "Board" means the board of directors of the Corporation; all terms which are used in this or any other by-law of the Corporation and which are defined in the Act or the Regulations shall have the meanings given to them in the Act or the Regulations; (v) words importing the singular number include the plural and vice versa; (vi) words importing the masculine gender include the feminine and neuter genders; and (vii) the word "person" includes individuals, bodies corporate, corporations, companies, partnerships, syndicates, trusts and unincorporated organizations.

ARTICLE 2 SEAL, REGISTERED OFFICE AND FINANCIAL YEAR

2.01 SEAL - The Corporation may but need not have a corporate seal. Any corporate seal adopted for the Corporation shall be such as the board of directors may from time to time approve by resolution.

2.02 REGISTERED OFFICE - The shareholders may from time to time by special resolution fix the municipality or geographic township in Ontario in which the Corporation's registered office is located. The directors may from time to time by resolution fix the location of the registered office within such municipality or geographic township.

2.03 FINANCIAL YEAR - The financial year of the Corporation shall terminate on such date in each year as the directors may from time to time by resolution determine.

ARTICLE 3 DIRECTORS

3.01 POWER OF DIRECTORS - Subject to any unanimous shareholder agreement, the directors shall manage or supervise the management of the business and affairs of the Corporation.

3.02 NUMBER AND QUORUM - The board of directors shall consist of the number of directors set out in the articles of the Corporation or, where a minimum and maximum number is provided for in the articles, such number of directors as shall be determined from time to time by special resolution or, if the special resolution empowers the directors to determine the number, by resolution of the directors. At any meeting of directors, of the authorized number of directors shall constitute a quorum for the transaction of business.

3.03 QUALIFICATION - Each director shall be eighteen (18) or more years of age and no person who is not an individual, who has the status of a bankrupt or who is of unsound mind and has been so found by a court in Canada or elsewhere shall be a director. A director need not be a shareholder.

3.04 RESIDENT CANADIANS - A majority of the directors shall be resident Canadians, but where the Corporation has only one or two directors, that director or one of the two directors, as the case may be, shall be a resident Canadian.

3.05 ELECTION AND TERM - The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election. The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors or shareholders shall have otherwise determined in accordance with the Act. If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

3.06 REMOVAL OF DIRECTORS - The shareholders may by ordinary resolution passed at an annual or special meeting of shareholders, remove any director or directors from office before the expiration of his term of office, and may by a majority of votes cast at the meeting elect anv person in his stead for the remainder of his term.

3.07 VACANCIES - Vacancies among the directors shall be filled in compliance with the Act.

3.08 VACATION OF OFFICE - The office of a director shall ipso facto be vacated: (a) if he dies; (b) if he becomes bankrupt or suspends payment of his debts generally or compounds with his creditors or makes an authorized assignment or is declared insolvent; (c) if he is found to be of unsound mind or a mentally incompetent person; or (d) subject to the provisions of the Act if by notice in writing to the Corporation he resigns his office. Any such resignation shall be effective at the time it is sent to the Corporation or at the time specified in the notice, whichever is later.

3.09 COMMITTEE OF DIRECTORS - The directors may appoint from among their number a committee of directors and, subject to Section 127 of the Act, may delegate to such committee any of the powers of the directors. A majority of the directors of any such committee must be resident Canadians.

3.10 REMUNERATION OF DIRECTORS - The remuneration to be paid to the directors shall be such as the Board shall from time to time determine and such remuneration shall be in addition to the salary paid to any officer or employee of the Corporation who is also a member of the Board. The directors may also award special remuneration to any director undertaking any special services on the Corporation's behalf other than the routine work ordinarily required of a director by the Corporation and the confirmation of any such resolution or resolutions by the shareholders shall not be required. The directors shall also be entitled to be paid their travelling and other expenses properly incurred by them in connection with the affairs of the Corporation.

3.11 DISCLOSURE OF INTEREST - Every director or officer of the Corporation who is a party to a material contract or a proposed material contract for the Corporation or who is the director or an officer of, or has a material interest in, any person who is party to a material contract, or a proposed material contract, with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act.

ARTICLE 4    MEETINGS OF DIRECTORS

4.01 NOTICE OF MEETING - Meetings of the Board shall be held from time to time at such place, at such time and on such day as the Chairman of the Board, if any, the President or any two directors may determine, and the Secretary shall call meetings when so directed or so authorized. Notice of every meeting so called shall be delivered or mailed or sent by telegram, telex, facsimile or other electronic means to each director not less than forty-eight (48) hours (excluding any part of a Saturday or a holiday as defined by the Interpretation Act of Canada for the time being in force) before the time when the meeting is to be held. No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or have otherwise signified their consent to the holding of such meeting.

4.02 FIRST MEETING OF NEW BOARD - For the first meeting of the Board to be held immediately following the election of directors by the shareholders or for a meeting of the Board at which a director is appointed to fill a vacancy in the Board, no notice of such meeting shall be necessary to the newly elected or appointed director or directors in order to legally constitute the meeting, provided that a quorum of the directors is present.

4.03 PLACE OF MEETING - Meetings of the Board and of a committee of directors may be held at any place within or outside of Ontario and in any financial year of the Corporation a majority of the meetings of the board of directors of the Corporation are not required to be held at a place within Canada.

4.04 MEETINGS BY TELEPHONE - If all the directors present at or participating in a meeting consent, a meeting of the directors or of a committee of directors may be held by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and a director participating in such a meeting by such means shall be deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates.

4.05 VOTING - At all meetings of the Board, every question shall be decided by a majority of the votes cast. In case of an equality of votes the chairman of the meeting shall not be entitled to a second or casting vote in addition to his original vote.

4.06 CHAIRMAN - The Chairman of the Board, if elected and present, and otherwise the President, shall be chairman of any meeting of the Board. If no such officer is present the directors present shall choose one of their members to be chairman.

4.07 TRANSACTION OF BUSINESS BY SIGNATURE - A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or a committee of directors is as valid as if it had been passed at a meeting of directors or a committee of directors.

ARTICLE 5    OFFICERS

5.01 APPOINTMENT - The Board shall annually or more often as may be necessary, appoint a President and a Secretary and, if deemed advisable, may annually or more often as may be necessary, appoint a Chairman of the Board, a Managing Director (who shall be a resident Canadian), one or more Vice-Presidents, a Treasurer and such other officers as the Board may determine including one or more assistants to any of the officers so appointed. None of the said officers, except the Chairman of the Board and the Managing Director, need be a director. Any two of the said offices may be held by the same person. If the same person holds the office of Secretary and Treasurer, he may, but need not, be known as the Secretary-Treasurer The Board may from time to time appoint such other officers and agents as it shall deem necessary who shall have such authority and shall perform such duties as may from time to time be determined by the Board.

5.02 REMUNERATION AND REMOVAL - The terms of employment and remuneration of all officers appointed by the Board (including the President) shall be determined, or the manner of determination thereof provided for, from time to time by resolution of the Board. The fact that any officer or employee is a director or shareholder of the Corporation shall not disqualify him from receiving such remuneration as may be determined. All officers, in the absence of agreement to the contrary, shall be subject to removal by resolution of the Board at any time, with or without cause.

5.03 CHAIRMAN OF THE BOARD - From time to time the Board may appoint a Chairman of the Board who shall be a director. If so appointed, the Chairman of the Board shall, if present, preside at all meetings of the Board and at all meetings of shareholders. In addition, the Board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the President, and he shall have such other powers and duties as the Board may prescribe. During the absence or disability of the Chairman of the Board, the President shall assume all his powers and duties.

5.04 MANAGING DIRECTOR - The Managing Director shall, if appointed, be a resident Canadian and shall exercise such powers and have such authority as may be delegated to him by the Board in accordance with the provisions of Section 127 of the Act.

5.05 PRESIDENT - The President shall be the chief executive officer of the Corporation unless otherwise determined by resolution of the Board and shall have responsibility for the general management and direction of the business and affairs of the Corporation, subject to the authority of the Board. When no chairman of the Board is elected or during the absence or inability to act of the Chairman of the Board, the President shall, when present, preside at all meetings of shareholders, and if he is a director at all meetings of the Board.

5.06 VICE-PRESIDENT - During the absence or inability of the President, his duties may be performed and his powers may be exercised by the Vice-President, or if there are more than one, by the Vice-Presidents in order of seniority (as determined by the Board) save that no Vice-President shall preside at a meeting of the Board or at a meeting of shareholders who is not qualified to attend the meeting as a director or shareholder, as the case may be. A Vice-President shall also perform such duties and exercise such powers as the President may from time to time delegate to him or as the Board may prescribe.

5.07 GENERAL MANAGER - The General Manager, if one be appointed, shall have responsibility for the general management and direction, subject to the authority of the Board and the supervision of the President, of the Corporation's business and affairs and shall have the authority to appoint and remove any and all officers, employees and agents of the Corporation not elected or appointed directly by the Board and to settle the terms of their employment and remuneration.

5.08 SECRETARY - The Secretary shall give, or cause to be given, all notices required to be given to shareholders, directors, auditors and members of committees. He shall attend all meetings of the directors and of the shareholders and shall enter or cause to be entered in books kept for that purpose, minutes of all proceedings at such meetings. He shall be the custodian of all books, papers, records, documents and other instruments belonging to the Corporation and shall prepare and maintain all records (other than accounting records) referred to in Section 140 of the Act. He shall perform such other duties as may from time to time be prescribed by the Board.

5.09 TREASURER - The Treasurer shall ensure that adequate accounting records are prepared and maintained and shall keep, or cause to be kept, full and accurate books of account in which shall be recorded all receipts and disbursements of the Corporation and, subject to the direction of the Board, shall control the deposit of money, the safekeeping of securities and the disbursement of funds of the Corporation. He shall provide to the Board whenever required of him an account of all his transactions as Treasurer and of the financial position of the Corporation and he shall perform such other duties as may from time to time be prescribed by the Board.

5.10 OTHER OFFICERS - The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the Board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

5.11 VACANCIES - If the office of the Chairman of the Board, Managing Director, President, Vice-President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, or any one of such offices, or any other office shall be or become vacant by reason of death, resignation, disqualification or otherwise the directors by resolution shall in the case of the President or Secretary and may in the case of any other office appoint a person to fill such vacancy.

ARTICLE 6  PROTECTION OF DIRECTORS AND OFFICERS

6.01 LIMITATION OF LIABILITY - Except as otherwise provided in the Act, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation of for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be invested or for any loss or damage arising from bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited or for any loss occasioned by any error of judgement or oversight on his part or for any other loss, damage or misfortune which may happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and Regulations or from liability for any breach thereof.

6.02 INDEMNITIES TO DIRECTORS AND OFFICERS - Subject to Section 136 of the Act, every director and officer of the Corporation and his heirs, executors, administrators and other legal personal representatives, shall from time to time be indemnified and saved harmless by the Corporation from and against, any liability and all costs, charges and expenses that he sustains or incurs in respect of any action, suit or proceeding that is proposed or commenced against him for or in respect of anything done or permitted by him in respect of the execution of the duties of his office; and all other costs, charges and expenses that he sustains or incurs in respect of the affairs of the Corporation.

6.03 SUBMISSION OF CONTRACTS TO SHAREHOLDERS FOR APPROVAL - The Board in its discretion may submit any contract, act or transaction for approval or ratification at any annual meeting of the shareholders (or at any special meeting of the shareholders) called for the purpose of considering the same and, subject to the provisions of Section 132 of the Act, any such contract, act or transaction that shall be approved or ratified or confirmed by a resolution passed by a majority of the votes cast at any such meeting (unless any different or additional requirement is imposed by the Act or by the Corporation's articles or any other by-law) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it had been approved, ratified or confirmed by every shareholder of the Corporation.

ARTICLE 7    MEETINGS OF SHAREHOLDERS

7.01 ANNUAL MEETING - Subject to the provisions of Section 94 of the Act, the annual meeting of shareholders shall be held on such day in each year and at such time and place in or outside Ontario as the directors may determine for the purpose of hearing and receiving the reports and statements required by the Act to be read and laid before the shareholders at any annual meeting, electing directors, appointing, if necessary, an auditor and fixing or authorizing the board of directors to fix his remuneration and for the transaction of such other business as may properly be brought before the meeting.

7.02 SPECIAL MEETINGS - The Board, the Chairman of the Board, the Managing Director, the President or a Vice-President who is a director shall have the power at any time to call a special meeting of the shareholders of the Corporation to be held at any time and place in or outside Ontario. The phrase "meeting of shareholders " wherever it occurs in this by-law shall mean and include an annual meeting of shareholders, a special meeting of shareholders and any meeting of any class or classes of shareholders.

7.03 NOTICE - Notice of the time and place of each meeting of shareholders shall be given not less than ten (10) days or if the Corporation is an offering corporation not less than twenty-one (21) days but in either case not more than fifty (50 ) days before the day on which the meeting is to be held, to the auditor, if any, the directors and to each shareholder entitled to vote at the meeting. Notice of a special meeting of shareholders shall state the nature of the business to be transacted in sufficient detail to permit the shareholders to form a reasoned judgement thereon together with the text of any special resolution or by-law to be submitted to the meeting.. A meeting of shareholders may be held at any time without notice if all the shareholders entitled to vote thereat are present or represented by proxy and do not object to the holding of the meeting or those not so present or represented by proxy have waived notice, if all the directors are present or have waived notice of or otherwise consent to the meeting and if the auditor, if any, is present or has waived notice of or otherwise consents to the meeting.

7.04 OMISSION OF NOTICE - The accidental omission to give notice of any meeting or the non-receipt of any notice by any shareholder or shareholders or by the auditor of the Corporation shall not invalidate any resolution passed or any proceedings taken at any meeting of shareholders.

7.05 PERSONS ENTITLED TO BE PRESENT - The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors of the Corporation, the auditor, if any, of the Corporation and others who although not entitled to vote are entitled or required under the provisions of the Act or by-laws of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

7.06 QUORUM - A quorum at any meeting of shareholders (unless a greater number of persons are required to be present or a greater number of shares are required to be represented by the Act or by the articles or any other by-law) shall be persons present not being less than two in number and holding or representing not less than twenty percent (20~0) of the total number of the issued shares of the Corporation for the time being enjoying voting rights at such meeting. No business shall be transacted at any meeting unless the requisite quorum be present at the time of the transaction of such business. If a quorum is not present at the opening of a meeting of shareholders, the persons present and entitled to vote may adjourn the meeting to a fixed time and place but may not transact any other business and the provisions of paragraph 7.14 with regard to notice shall apply to such adjournment. Notwithstanding the foregoing, if the Corporation has only one shareholder or only one holder of any class of shares or series of shares entitled to be present at a meeting of shareholders, that shareholder present in person or by proxy shall constitute a meeting.

7.07 RIGHT TO VOTE - At each meeting of shareholders every shareholder shall be entitled to vote who is entered on the books of the Corporation as a holder of one (1) or more shares carrying the right to vote at such meeting or where a record date has been fixed, satisfactory evidence is produced not rater than ten (10) days before the meeting that such person owns shares in the Corporation and demands that his name be included on the list of shareholders entitled to vote at the meeting; save that, if the share or shares in question have been mortgaged or hypothecated, the person who mortgaged or hypothecated such share or shares (or his proxy) may nevertheless represent the shares at the meetings and vote in respect thereof unless in the instrument creating the mortgage or hypothecation he has expressly empowered the holder of such mortgage or hypothecation to vote thereon, in which case such holder (or his proxy) may attend meetings to vote in respect of such shares upon filing with the secretary of the meeting sufficient proof of the terms of such instrument.

7.08 REPRESENTATIVES - An executor, administrator, committee of a mentally incompetent person, guardian or trustee and where a corporation is such executor, administrator, committee of a mentally incompetent person, guardian or trustee, any person duly appointed a proxy for such corporation, upon filing with the secretary of the meeting sufficient proof of his appointment, shall represent the shares in his or its hands at all meetings of the shareholders of the Corporation and may vote accordingly as a shareholder in the same manner and to the same extent as the shareholder of record. Where two or more persons hold the same share or shares jointly, any one of such persons present at a meeting of shareholders has the right, in the absence of the other or others, to vote in respect of such share or shares but if more than one of such persons are present or represented by proxy and vote, they shall vote together as one on the share or shares jointly held by them.

7.09 PROXIES - Votes at meetings of shareholders may be given either personally or by proxy or, in the case of a shareholder who is a body corporate or association, by an individual authorized by a resolution of the directors or governing body of the body corporate or association to represent it at meetings of shareholders of the Corporation. At every meeting at which he is entitled to vote, every shareholder and/or person appointed by proxy and/or individual so authorized to represent a shareholder who is present in person shall have one vote on a show of hands. Upon a ballot at which he is entitled to vote, every shareholder present in person or represented by proxy or by an individual so authorized shall (subject to the provisions, if any, of the articles of the Corporation) have one vote for every share held by him.

          A proxy shall be executed by the shareholder or his attorney authorized in writing and is valid only at the meeting in respect of which it is given or any adjournment thereof. A person appointed by proxy need not be a shareholder. Subject to the Regulations, a proxy may be in the following form:

The undersigned shareholder of [name of corporation] hereby appoints         of
             , or failing him,              of
          as the nominee of the undersigned to attend and act for the
undersigned and on behalf of the undersigned at the                  meeting of
the shareholders of the said Corporation to be held on the      day of
     , 19    and at any adjournment or adjournments thereof in the same manner, to the same extent and with the same power as if the undersigned were present at the said meeting or such adjournment or adjournments thereof.

DATED this    day of          , 19

                                                           Signature of
Shareholder.

The directors may from time to time make regulations regarding the lodging of proxies at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of such proxies to be cabled or telegraphed or sent by telex, or facsimile or in writing before the meeting or adjourned meeting to the Corporation or any agent of the Corporation for the purpose of receiving such particulars and providing that proxies so lodged may be voted upon as though the proxies themselves were produced at the meeting or adjourned meeting and votes given in accordance with such regulations shall be valid and shall be counted. The chairman of any meeting of shareholders may, subject to any regulations made as aforesaid, in his discretion accept telegraphic or cable or telex, or facsimile or written communication as to the authority of any person claiming to vote on behalf of and to represent a shareholder notwithstanding that no proxy conferring such authority has been lodged with the Corporation, and any votes given in accordance with such telegraphic or cable or telex, or facsimile or written communication accepted by the chairman of the meeting shall be valid and shall be counted.

7.10 CHAIRMAN, SECRETARY AND SCRUTINEERS - The Chairman of the Board, if such an officer has been elected and is present, otherwise the President shall be chairman of any meeting of shareholders. If no such officer is present within fifteen minutes from the time fixed for holding the meeting, then the persons present and entitled to vote shall choose one of their number to be chairman. If the Secretary of the Corporation is absent the Chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. If desired, one or more scrutineers, who need not be shareholders, may be appointed by resolution or by the chairman with the consent of the meeting.

7.11 VOTES TO GOVERN - At all meetings of shareholders every question shall be determined by a majority of the votes cast on the question, unless otherwise required by the articles or by-laws or by the Act. In the case of an equality of votes at any meeting of shareholders, either upon a show of hands or upon a poll, the chairman of the meeting shall be entitled to a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

7.12 SHOW OF HANDS - Subject to the provisions of the Act, any question at a meeting of shareholders shall be decided by a show of hands unless a poll thereon is required or demanded. Upon a show of hands, every shareholder present in person or represented by proxy and entitled' to vote shall have one vote. Whenever the vote by show of hands shall have been taken upon a question, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceedings in respect of the question.

7.13 POLLS - If a poll is required by the chairman of the meeting, or is demanded by any shareholder who is present in person or represented by proxy and entitled to vote on the question (whether the poll is required or demanded either before or after a vote has been taken upon the question by a show of hands), and such requirement or demand is not withdrawn, a poll upon the question shall be taken by ballot or in such other manner as the chairman of the meeting may direct. Upon a poll, each shareholder who is present or represented by proxy shall (subject to the provisions, if any, of the articles of the Corporation) be entitled to one vote for each share in respect of which he is entitled to vote on the question. A demand for a poll may be withdrawn.

7.14 ADJOURNMENT - The Chairman at a meeting of the shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time to a fixed time and place. If a meeting of shareholders is adjourned for less than thirty (30) days no notice of the adjourned meeting need be given to the shareholders. Subject to the Act, if a meeting of shareholders is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting.

7.15 RESOLUTION IN WRITING - Subject to the provisions of the Act, a resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid and effective as if passed at a meeting of the shareholders duly called, constituted and held for that purpose.

ARTICLE 8     SHARES AND TR4NSFERS

8.01 ALLOTMENT AND ISSUE - Subject to the provisions of Section 23 of the Act, shares in the capital of the Corporation may be allotted and issued by resolution of the Board at such times and on such terms and conditions and to such persons or class of persons as the Board determines.

8.02 CERTIFICATES - Share certificates and the form of stock transfer power on the reverse side thereof shall (subject to Section 56 of the Act) be in such form as the Board may by resolution approve and such certificates shall be signed by the Chairman of the Board or the President or a Vice-President and the Secretary or an Assistant Secretary holding office at the time of signing.

The signature of the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President may be printed, engraved, lithographed or otherwise mechanically reproduced upon certificates for shares of the Corporation. Certificates so signed shall be deemed to have been manually signed by the Chairman of the Board, the Vice-Chairman of the Board, the President or the Vice-President whose signature is so printed, engraved, lithographed or otherwise mechanically reproduced thereon and shall be as valid to all intents and purposes as if they had been signed manually. While the Corporation has appointed a trustee, registrar, transfer agent, branch transfer agent or other authenticating agent for the shares (or for the shares of any class or classes) of the Corporation the signature of the Secretary or Assistant Secretary may also be printed, engraved, lithographed or otherwise mechanically reproduced on certificates representing the shares (Or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation and when countersigned by or on behalf of a trustee, registrar. transfer agent, branch transfer agent or other authenticating agent such certificates so signed shall be as valid to all intents and purposes as if they had been signed manually. A share certificate containing the signature of a person which is printed, engraved, lithographed or otherwise mechanically reproduced thereon may be issued notwithstanding that the person has ceased to be an officer of the Corporation and shall be as valid as if he were an officer at the date of its issue.

8.03 PAYMENT OF COMMISSIONS - The Board may authorize the Corporation to pay reasonable commissions to persons in consideration of their purchasing or agreeing to purchase shares of the Corporation, or procuring or agreeing to procure purchasers for such shares.

8.04 TRANSFER AGENT AND REGISTRAR - The directors may from time to time by resolution appoint or remove one or more transfer agents and/or branch transfer agents and/or registrars and/or branch registrars (which may or may not be the same individual or body corporate) for the securities issued by the Corporation in registered form (or for such securities of any class or classes) and may provide for the registration of transfers of such securities (or such securities of any class or classes) in one or more places and such transfer agents and/or branch transfer agents and/or registrars and/or branch registrars shall keep all necessary books and registers of the Corporation for the registering of such securities (or such securities of the class or classes in respect of which any such appointment has been made). In the event of any such appointment in respect of the shares (or the shares of any class or classes) of the Corporation, all share certificates issued by the Corporation in respect of the shares (or the shares of the class or classes in respect of which any such appointment has been made) of the Corporation shall be countersigned by or on behalf of one of the said transfer agents and/or branch transfer agents and by or on behalf of one of the said registrars and/or branch registrars, if any.

8.05 SECURITIES REGISTERS - A securities register and the register of transfers of the Corporation shall be kept at the registered office of the Corporation or at such other office or place in Ontario as may from time to time be designated by resolution of the Board and a branch securities register or registers of transfers may be kept at such office or offices of the Corporation or other place or places, either in or outside Ontario, as may from time to time be designated by resolution of the Board.

8.06 SURRENDER OF CERTIFICATES - No transfer of shares shall be recorded or registered unless or until the certificate representing the shares to be transferred has been surrendered and cancelled.

8.07 LIEN FOR INDEBTEDNESS - The Corporation has a lien on a share registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation. By way of enforcement of such lien the directors may refuse to permit the registration of a transfer ofsuch share.

8.08 NON-RECOGNITION OF TRUSTS - The Corporation shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not, except as ordered by a court of competent jurisdiction or as required by statute, be bound to see to the execution of any trust, whether express, implied or constructive, in respect of any share or to recognize any such claim to or interest in such share on the part of any person other than the registered holder thereof.

8.09 LOST CERTIFICATES - The Board or any officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate that has been lost, apparently destroyed or wrongfully taken on payment of such fee, not exceeding $3.00, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.10 JOINT SHAREHOLDERS - If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.11 DECEASED SHAREHOLDERS - In the event of the death of a holder of any share, the Corporation shall not be required to make any entry in the register of shareholders in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agent. Where shares are issued to joint holders, upon satisfactory proof of death of one joint holder, the Corporation may treat the surviving joint holder or holders as the issuer of the shares.

ARTICLE 9     VOTING SHARES IN OTHER COMPANIES

9.01 All of the shares or other securities carrying voting rights of any other body corporate held from time to time by the Corporation may be voted at any and ail meetings of shareholders, bondholders, debenture holders or holders of other securities (as the case may be) of such other body corporate and in such manner and by such person or persons as the Board shall from time to time determine. The proper signing officers of the Corporation may also from time to time executive and deliver for and on behalf of the Corporation proxies and/or arrange for the issuance of voting certificates and/or other evidence of the right to vote in such names as they may determine without the necessity of a resolution or other action by the Board.


ARTICLE 10    INFORMATION AVAILABLE TO SHAREHOLDERS

10.01 DISCOVERY OF INFORMATION - Except as provided by the Act, no shareholder shall be entitled to discovery of any information respecting any details of conduct of the Corporation's business which in the opinion of the directors it would be inexpedient in the interests of the Corporation to communicate to the public.

10.02 INSPECTION OF RECORDS - The directors may from time to time, subject to rights conferred by the Act, determine whether and to what extent and at what time and place and under what conditions or regulations the documents, books and registers and accounting records of the Corporation or any of them shall be open to the inspection of shareholders and no shareholder shall have any right to inspect any document or book or register or accounting record of the Corporation except as conferred by statute or authorized by the Board or by a resolution of the shareholders.

ARTICLE 11     DIVIDENDS

11.01 DECLARATION - Subject to the Act and articles of the Corporation, the Board may from time to time by resolution declare dividends payable on the issued and outstanding shares of the Corporation.

11.02 PAYMENT - A dividend payable in cash shall be paid by check drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class in respect of which it has been declared, and delivered or mailed by ordinary mail postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such check is not paid on presentation.

ARTICLE 12      NOTICES

12.01 SERVICE - Any notice or other document required by the Act, the Regulations, the articles or the by-laws of the Corporation to be sent to any shareholder or director or to the auditor shall be delivered personally or sent by prepaid mail or by telegram or cable or telex, or facsimile to any such shareholder or director at his latest address as shown in the records of the Corporation or its transfer agent, whichever is the more current, and to the auditor at his business address; provided always that notice may be waived or the time for the notice may be waived or abridged at any time with the consent in writing of the person entitled thereto. If a notice or document is sent to a shareholder by prepaid mail in accordance with this paragraph and the notice or document is returned on three consecutive occasions because the shareholder cannot be found, it shall not be necessary to send any further notices or documents to the shareholder until he informs the Corporation in writing of his new address.

12.02 SHARES REGISTERED IN SEVERAL NAMES - All notices or other documents with respect to any shares registered in more than one name shall be given to whichever of such persons is named first in the records of the Corporation and any notice or other document so given shall be sufficient notice to all the holders of such shares.

12.03 ENTITLEMENT BY OPERATION OF LAW - Subject to Section 67 of the Act, every person who by operation of law, transfer or by any other means whatsoever shall become entitled to any share or shares shall be bound by every notice or other document in respect of such share or shares which previous to his name and address being entered on the books of the Corporation shall be duly given to the person or persons from whom he derives his title to such share or shares.

12.04 NOTICE TO DECEASED SHAREHOLDERS - Any notice or other document delivered or sent by post or left at the address of any shareholder as the same appears in the records of the Corporation shall, notwithstanding that such shareholder be then deceased, and whether or not the Corporation has notice of his decease, be deemed to have been duly served in respect of the shares held by such shareholder (whether held solely or with any other person or persons) until some other person be entered in his stead in the records of the Corporation as the holder or one of the holders thereof and such service shall for all purposes be deemed a sufficient service of such notice or document on his heirs, executors or administrators and on all persons, if any, interested through him or with him in such shares.

12.05 SIGNATURE TO NOTICES - The signature of any director or officer of the Cotporation to any notice or document to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

12.06 COMPUTATION OF TIME - Where a given number of days' notice or notice extending over a period is required to be given under any provisions of the articles or by-laws of the Corporation the day of service or posting of the notice or document shall unless it is otherwise provided be counted in such number of days or other period.

12.07 PROOF OF SERVICE - With respect to every notice or other document sent by post it shall be sufficient to prove that the envelope or wrapper containing the notice or other document was properly addressed as provided in this by-law and put into a Post Office or into a public letter box. A certificate of an officer of the Corporation in office at the time of the making of the certificate or a transfer officer of any transfer agent or branch transfer agent of shares of any class of the Corporation as to the facts in relation to the mailing or delivery of any notice or other document to any shareholder, director, officer or auditor or publication of any notice or other document shall be conclusive evidence thereof and shall be binding on every shareholder, director, officer or auditor of the Corporation as the case may be.

ARTICLE 13      CUSTODY OF SECURITIES

13.01 SAFEKEEPING - All shares and securities owned by the Corporation shall be lodged (in the name of the Corporation) with a chartered bank or a trust company or in a safety deposit box or, if so authorized by resolution of the Board, with such other depositories or in such other manner as may be determined from time to time by the Board.

13.02 NOMINEES - All share certificates, bonds, debentures, notes or other obligations or securities belonging to the Corporation may be issued or held in the name of a nominee or nominees of the Corporation (and if issued or held in the names of more than one nominee shall be held in the names of the nominees jointly with the right of survivorship) and shall be endorsed in blank with endorsement guaranteed in order to enable transfer to be completed and registration to be effected.

ARTICLE 14     EXECUTION OF INSTRUMENTS

14.01 CHEQUES, DRAFTS AND NOTES - All cheques, drafts or orders for the payment of money and all notes and acceptances and bills of exchange shall be signed by such officer or officers or person or persons, whether or not officers of the Corporation, and in such manner as the Board may from time to time designate by resolution.

14.02 CONTRACTS, DOCUMENTS OR OTHER INSTRUMENTS - Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by (a) the Chairman of the Board, if any, or the President or a Vice-President and the Secretary or the Treasurer or (b) any two directors and all contracts, documents and instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board shall have power from time to time by resolution to appoint any officer or officers or any person or persons on behalf of the Corporation either to sign contracts, documents and instruments in writing generally or to sign specific contracts, documents or instruments in writing.

In particular, without limiting the generality of the foregoing, the officer or officers or the person or persons hereinbefore set out shall have authority to sell, assign, transfer, exchange, convert or convey any and all shares, stocks, bonds, debentures, rights, warrants or other securities owned by or registered in the name of the Corporation and to sign and execute (under the seal of the Corporation or otherwise) all assignments, transfers, conveyances, powers of attorney and other instruments that may be necessary for the purpose of selling, assigning, transferring, exchanging, converting or conveying any such shares, stocks, bonds, debentures, rights, warrants or other securities .

The term "contracts, documents or instruments in writing" as used in this by-law shall include deeds, mortgages, hypothecates, charges, conveyances, transfers and assignments of property, real or personal, immovable or movable, agreements, releases, receipts and discharges for the payment of money or other obligations, conveyances, transfers and assignments of shares, share warrants, stocks, bonds, debentures or other securities and all paper writings.

14.03 SEALING OF CONTRACTS - The seal (if any) of the Corporation may when required be affixed to contracts, documents and instruments in writing signed as aforesaid or by any officer or officers, person or persons, appointed as aforesaid by resolution by the Board.

Enacted the 14th day of Oct. 1997

/s/ James Guest, Pres.
/s/ Blaine Froats, Secy.

BY-LAW NO. 2

A by-law respecting the borrowing of money by the Corporation.

1. In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the Corporation may without authorization of the shareholders,

a) borrow money upon the credit of the Corporation;
b) issue, reissue, sell or pledge debt obligations of the Corporation; and
c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The words "debt obligation" as used in this paragraph mean a bond, debenture, note or other similar obligation or guarantee of such an obligation of the Corporation, whether secured or unsecured.

2. The directors may from time to time by resolution delegate the powers conferred on them by paragraph 1 of this by-law to a director, a committee of directors or an officer of the Corporation.

3. The powers hereby conferred shall be deemed to be in supplement of and not in substitution for any powers to borrow money for the purposes of the Corporation possessed by its directors or officers independently of a borrowing by-law.

Enacted the 14th day of Oct. 1997

/s/ James Guest, Pres.
/s/ Blaine Froats, Secy.